Exhibit 10.1.53

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 2 TO THE PRODUCT DEVELOPMENT

AND MANUFACTURING AGREEMENT

This amendment (“Amendment No. 2”) is the second amendment to the November 14, 2012 Product Development and Manufacturing Agreement, as amended by the first amendment dated June 10, 2014 (collectively, the “Agreement”) and related Exhibits between ThinKom Solutions, Inc. (“ThinKom”) and Gogo LLC (“Gogo”). This Amendment No. 2 is effective as of January 31, 2015. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, ThinKom and Gogo are Parties to the Agreement, Exhibit A, Revision 1, and Exhibit A-2, Revision 1, as amended which provide for the development and manufacture of the K4 and 2Ku Products, respectively, and each of their various component parts comprising a K4 and a 2Ku Shipset; and

WHEREAS, the Parties wish to amend provisions of the Agreement and the Exhibits to reflect the recent negotiations between the Parties;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged , the Parties hereby agree as follows.

A.	Exhibit A, Revision 1 of the Agreement is amended to add the following sentence at the end of Section 3c. (Advanced Payment):

[***]

B.	The paragraph under Section 6b. of Exhibit A-2, Revision 1 of the Agreement is amended to replace “[***]”.

C.	Section 7a.2) of Exhibit A-2, Revision 1 of the Agreement is amended to replace “[***]”.

The terms of the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, and Exhibit A-2, Revision l are amended and modified by the terms and conditions of this Amendment No. 2, which shall supersede and prevail over any conflicting terms and conditions set forth in the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, or Exhibit A-2, Revision 1. Except as specifically set forth herein (or as set forth in any other written amendments which may be entered into between the Parties), all of the terms and conditions of the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, and Exhibit A-2, Revision 1 remain unmodified and in full force and effect. No waiver, modification, or addition to this Amendment No. 2, the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, or Exhibit A-2, Revision 1 shall be valid unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto, by their duly authorized representatives, have executed this Amendment as of the date first set forth above.

GOGO LLC		THINKOM SOLUTIONS, INC.

By:	/s/ Sean Cordone	By:	/s/ Mark J. Silk

Name:	Sean Cordone	Name:	Mark J. Silk

Title:	VP, Airborne Access	Title:	President

Date:	2/1/2015	Date:	1/30/15

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